UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2025
CLEAR SECURE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-40568	86-2643981
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 10th Avenue, 9th Floor, New York, NY 10011
(Address of Principal Executive Offices) (Zip Code)
(646) 723-1404
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	YOU	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Securityholders.

On June 5, 2025, Clear Secure, Inc. (the "Company") held its 2025 annual meeting of stockholders (the "Annual Meeting"). In accordance with the Company’s Third Amended and Restated Certificate of Incorporation, holders of Class A common stock, $0.00001 par value per share (“Class A Common Stock”) and Class C common stock, $0.00001 par value per share (“Class C Common Stock”) have one vote per share, and holders of Class B common stock, $0.00001 par value per share (“Class B Common Stock”) and Class D common stock, $0.00001 par value per share (“Class D Common Stock,” and, collectively with the Class A Common Stock, Class B Common Stock and Class C Common Stock, the “Common Stock”) have twenty votes per share. The proposals are described in the Company's proxy statement for the 2025 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 11, 2025. The final results for the votes regarding each proposal are set forth below.

1.The Company’s holders of Common Stock, voting together as a single class, elected nine directors listed below to the Board of Directors. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
Caryn Seidman Becker	599,834,693	1,593,678	7,138,420
Michael Z. Barkin	599,933,897	1,494,474	7,138,420
Jeffery H. Boyd	580,580,921	20,847,450	7,138,420
Tomago Collins	599,961,027	1,467,344	7,138,420
Shawn Henry	600,784,883	643,488	7,138,420
Kathryn Hollister	600,592,196	836,175	7,138,420
Marne Levine	601,063,265	365,106	7,138,420
Peter Scher	600,734,074	694,297	7,138,420
Adam J. Wiener	599,601,224	1,827,147	7,138,420

2.The Company’s holders of Common Stock, voting together as a single class, ratified the appointment of the Company’s independent registered public accounting firm for the 2025 fiscal year. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
608,265,727	84,479	216,585	0

3.The Company’s holders of Common Stock, voting together as a single class, approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
598,623,730	2,583,805	220,836	7,138,420

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR SECURE, INC.

Date:	June 9, 2025	By:	/s/ Emma Barnett Bauman
Name: Emma Barnett Bauman
Title: Senior Vice President & Secretary